UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
Washington, D.C. 20549	Expires: March 31, 2018
Estimated average burden
hours per response 5.71

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2018

REACH GENETICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55836	47-5326352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4800 Baseline Road, Unit E104-#345, Boulder, CO 80303

Registrant’s telephone number, including area code (855) 369-3687

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and which describe the Company’s future plans, strategies, and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “expect”, “anticipate”, estimate”, “believe”, “intend” or “project”, or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 25, 2018, the Registrant entered into a Joint Venture Agreement

THE AGREEMENT (the “Agreement) was finalized as of the 25th day of June, 2018, by and between REACH Genetics, Inc., a Nevada Corporation, and Ohana Agricultural Resources, LLC, a Domestic Limited Liability Company registered in Hawaii, and Jaroma, LLC, a Domestic Limited Liability Company registered in Hawaii. The Parties joined together in a joint venture for the purpose of the production and sales of essential oils products and producing Legal Industrial Hemp products for the construction industry with a focus on the benefits to the Hawaiian people.

The joint venture formed pursuant to this Agreement (the “Joint Venture”) shall do business under the name Hiwahiwa Ola, Inc., and shall have its legal address at 54-058 Hauula Homestead Rd, Hauula, HI 96717. The Joint Venture shall be considered in all respects a joint venture between the Parties, and nothing in this Agreement shall be construed to create a partnership or any other fiduciary relationship between the Parties.

Item 9.01 EXHIBITS.

10.6	JOINT VENTURE AGREEMENT HIWAHIWA OLA, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: July 2, 2018

DOYEN ELEMENTS, INC. [Registrant]

By:	/s/ Cynthia Boerum
Cynthia Boerum, Chairman, Chief Executive Officer and Chief Financial Officer